UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant ¨

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SIERRA MONITOR CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIERRA MONITOR CORPORATION

_____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2007

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Sierra Monitor Corporation (the “Company” or “Sierra Monitor”).  The Annual Meeting will be held on Tuesday, May 15, 2007 at 2:00 p.m., local time, at Sierra Monitor’s headquarters located at 1991 Tarob Court, Milpitas, California 95035, for the following purposes:

1.

To elect the Board of Directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

2.

To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3.

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

These items of business are more fully described in the Proxy Statement, which accompanies this Notice of Annual Meeting. Please read the Proxy Statement carefully.

Only shareholders of record at the close of business on April 20, 2007 are entitled to vote at the Annual Meeting. This Notice, the Proxy Statement and the Annual Report on Form 10-KSB are first being mailed to shareholders on or about April 27, 2007. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. The Proxy Statement describes the proxy voting in more detail.

By Order of the Board of Directors,

/s/ Gordon R. Arnold

Gordon R. Arnold

Secretary

Milpitas, California

April 27, 2007

SIERRA MONITOR CORPORATION

PROXY STATEMENT FOR

2007 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2007

INFORMATION CONCERNING SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of Sierra Monitor Corporation (the “Company” or “Sierra Monitor”) for use at the Company’s 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 15, 2007, at 2:00 p.m., local time, or at any continuations, adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are described in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s headquarters located at 1991 Tarob Court, Milpitas, California 95035.

This Proxy Statement and the accompanying form of proxy are being mailed beginning on or about April 27, 2007, to shareholders entitled to vote at the Annual Meeting. Our Annual Report on Form 10-KSB for the year ended December 31, 2006, which includes financial statements, is being mailed with this Proxy Statement.   Our Form 10-KSB and any exhibits may be obtained from the SEC website, our Company investor relations website www.investor.sierramonitor.com or by writing to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention:  Secretary. Our telephone number is (408) 262-6611.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote?

You may vote at the Annual Meeting if you owned your shares as of the close of business on April 20, 2007, which is referred to as the “Record Date.”

As of the Record Date, we had a total of 11,075,192 shares of Common Stock, par value $0.001 per share (the “Common Stock”) outstanding, which were held of record by 211 shareholders. As of the Record Date, we had no shares of preferred stock outstanding.

How many votes do I have?	On each proposal to be voted upon, you are entitled to one vote for each share of our Common Stock that you own as of the Record Date.
How do I vote my proxy?

If your shares of Common Stock are held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by voting by mail.

Of course, even if you vote your shares by proxy, you may also choose to come to the Annual Meeting and vote your shares in person.

To Vote by Mail

Sign and return the proxy card in the enclosed postage-paid and addressed envelope. If you received more than one proxy card, your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

To Vote in Person at the Annual Meeting

If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting.

If your shares are held in the name of your broker or other nominee, you are considered the “beneficial owner” of shares held in street name. If you wish to vote at the Annual Meeting, you will need to bring with you to the Annual Meeting a legal proxy completed by your broker or other nominee authorizing you to vote such shares.

How will the proxy holders vote?

If you provide instructions in your completed proxy card, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” the election of all of the directors listed in Proposal One and “FOR” Proposal Two.

What matters are being presented at the Annual Meeting?	We are not aware of any matters to be presented at the Annual Meeting other than those described in the Notice of Meeting and this Proxy Statement.
Will the proxy holders have discretionary voting power?

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares on the new Annual Meeting date as well, unless you have subsequently revoked your proxy.

How can I change my vote?

If you are a holder of record and would like to change your vote, you can do so in the following ways:

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deliver written notice of your revocation to our Secretary prior to the Annual Meeting;

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deliver a properly executed, later dated proxy prior to the Annual Meeting; or

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attend the Annual Meeting and vote in person.

Please note that your attendance at the Annual Meeting in and of itself is not enough to revoke your proxy.

If your shares are held by a broker, bank or other nominee, you must contact them in order to find out how to change your vote.

Who is paying the cost of this proxy solicitation?

We will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this.

What constitutes a quorum for the Annual Meeting?	The Annual Meeting will be held if a majority of our outstanding shares of Common Stock entitled to vote at the Annual Meeting are represented in person or by proxy.
What are the recommendations of the Board of Directors?

Our Board of Directors recommends that you vote:

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“FOR” each of the nominees to the Board of Directors;

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“FOR” the ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

What vote is required for the proposals?

For Proposal One (Election of Directors), the nominees receiving the highest number of “FOR” votes in person or represented by proxy at the Annual Meeting and entitled to vote will be elected as directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified.

For Proposal Two (Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007), ratification requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

How are abstentions, withheld, and broker non-votes counted?

We treat shares that are voted “WITHHELD” or “ABSTAIN” in person or by proxy as being:

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present for purposes of determining whether or not a quorum is present at the Annual Meeting; and

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entitled to vote on a particular subject matter at the Annual Meeting.

Therefore, a “WITHHELD” or “ABSTAIN” vote is the same as voting against a proposal that has a required, affirmative voting threshold, such as Proposal Two, but will have no effect on Proposal One, the election of our directors, who are elected by a plurality of votes.

If you hold your Common Stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a broker non-vote) unless you have given the broker voting instructions. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but do not count for or against any particular proposal.

For both proposals, your broker is entitled to vote your shares on these matters if no instructions are received by you.

What is the deadline for receipt of shareholder proposals for the 2008 Annual Meeting?

Shareholders may present proposals for action at a future annual meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (the “SEC”). Shareholder proposals, including nominations for the election of directors, which are intended to be presented by such shareholders at our 2008 Annual Meeting of Shareholders must be received by us no later than December 28, 2007 to be considered for inclusion in the proxy statement and proxy card relating to that meeting.

In addition, the proxies solicited by the Board of Directors for the 2008 Annual Meeting of Shareholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting if we are not provided with notice of such proposal on or prior to December 28, 2007.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors is currently comprised of four members.  The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as nominees.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees listed below, each of whom is currently a director of the Company.  In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  It is not expected that any nominee will be unable or will decline to serve as a director.  The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

The names of the four nominees and certain information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since
Gordon R. Arnold	61	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director of the Company	1989
C. Richard Kramlich	71	General Partner, New Enterprise Associates – Venture Capital	1989
Jay T. Last	77	President, Hillcrest Press	1989
Robert C. Marshall	75	Principal, Selby Venture Partners	1998

Gordon R. Arnold joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President.  He became President in 1984 and Chief Executive Officer in April 1985.  In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation."  Mr. Arnold has served as the Company's President, Chief Executive Officer and Chief Financial Officer since the merger and as the Company's Secretary since February 1993.  Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

C. Richard Kramlich became a director of Old Sierra in February 1980 and became a director of the Company following the merger between Old Sierra and UMF.  Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm.  Mr. Kramlich’s present board memberships include Zhone Technologies and a number of privately owned companies.

Jay T. Last was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger between Old Sierra and UMF.  Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

Robert C. Marshall has been the principal of Selby Venture Partners, a venture capital firm, since October 1997.  Mr. Marshall was President and CEO of  Infogear Technology from April 1996 to October 1997.  Prior to April 1996, Mr. Marshall held senior executive management positions with Tandem Computers for more than 20 years.

Vote Required

The four nominees receiving the highest number of affirmative votes of the shares of the Company’s Common Stock that are present in person or by proxy and are entitled to vote at the Annual Meeting shall be elected as directors of the Company.  Votes withheld from election of any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RE-ELECTION OF THE ABOVE-NAMED DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

Director Independence

Based on a review by the Board of Directors of all relevant information, the Board of Directors has determined that each of our directors and director nominees, other than Mr. Arnold, is “independent” as defined under the rules of the Nasdaq Stock Market.

Board Meetings and Committees

The Board of Directors held four meetings during the fiscal year ended December 31, 2006. The Company encourages its directors to attend the Annual Meeting.  During fiscal year 2006, each current director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.  The Board of Directors has a standing audit committee, but does not have a standing nominating or compensation committee or any other committees performing similar functions.

Audit Committee

The Audit Committee is primarily responsible for overseeing the services performed by the Company's independent registered public accounting firm and internal audit processes, evaluating the Company’s accounting policies and its system of internal controls and reviewing significant financial transactions.  The Audit Committee met four times during fiscal year 2006.  Members of the Audit Committee are Messrs. Kramlich, Last and Marshall.  The Company’s Board of Directors has previously approved and adopted an Audit Committee Charter, a copy of which may be obtained at the Company’s website at http://www.investor.sierramonitor.com/documents.cfm.

Independence; Audit Committee Financial Expert

The Company believes that all three Audit Committee members are independent directors as defined by the rules of the Securities Exchange Commission (the “SEC”) and under the rules of the Nasdaq Stock Market. The Company’s Board of Directors has determined that the Company has at least one audit committee financial expert serving on its Audit Committee.  C. Richard Kramlich is the Company’s audit committee financial expert as defined in Item 401(e)(2) of Regulation S-B promulgated by the SEC.

Nominating Committee

The Board of Directors has no standing nominating committee nor does it have a committee performing similar functions.  Furthermore, it has no nominating committee charter.  In light of the relatively small size of the Company and because the Board of Directors consists of only four directors, the Board has determined that it is more efficient for the entire Board of Directors to consider nominees for director instead of a separate nominating committee.  The Board will continue to evaluate on an ongoing basis the desirability of a separate nominating committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

The Board of Directors has no policy with regard to the consideration of any director candidates recommended by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board of Directors may do so directly by following the requirements set forth in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.  Nevertheless, the Board of Directors will consider candidates recommended by shareholders.  Shareholders who wish to have their recommendations considered by the Board of Directors shall direct the recommendation in writing to Sierra Monitor Corporation, Inc., 1991 Tarob Court, Milpitas, CA 95035, Attention: Secretary.  The candidate recommended should possess the qualities that are necessary for any member of the Board of Directors, as described in the guidelines set forth below.

The guidelines of the Board of Directors for evaluating and identifying candidates for the Board of Directors, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder, are as follows:

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Regular review of the current composition and size of the Board of Directors.

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Regular review of the qualifications of any candidates.  Such review may include a review solely of information provided to the Board of Directors or also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Board of Directors deems proper.

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The Board of Directors may evaluate its performance as a whole and evaluate the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.

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The Board of Directors may consider the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors.  The Board of Directors seeks highly-qualified and experienced candidates, but presently has no stated minimum qualifications that must be met by each candidate. In evaluating the qualifications of the candidates, the Board of Directors considers many factors, including, issues of character, judgment, independence, background, expertise, diversity of experience, length of service, other commitments and the like.  The Board of Directors evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors.  Also, the Board of Directors considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole.  The Board of Directors believes that candidates and nominees must reflect a Board of Directors that is comprised of directors (i) a majority of whom are independent, (ii) who are of high integrity, (iii) who have qualifications that will increase the overall effectiveness of the Board of Directors and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Director Compensation

The following table shows for the fiscal year ended December 31, 2006, the compensation earned by our independent, non-employee directors.  Mr. Arnold, our President and Chief Executive Officer, does not receive compensation for serving on our Board of  Directors.

Name	Fees earned or paid in cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
C. Richard Kramlich	300	-	-	-	-	-	300
Jay T. Last	300	-	-	-	-	-	300
Robert Marshall	200	-	-	-	-	-	200

(1)

All independent, non-employee directors receive a payment of $100 per board meeting.

(2)

No stock awards were granted to non-employee directors during fiscal year 2006.

(3)

No option awards were granted to non-employee directors during fiscal year 2006.

Compensation of Executive Officers

The Board of Directors has no standing compensation committee nor does it have a committee performing similar functions.  Furthermore, it has no compensation committee charter.  In light of the relatively small size of the Company, the Board of Directors has determined that it is more efficient for the Chief Executive Officer to determine and recommend the amount and form of executive and director compensation.  The Board will continue to evaluate on an ongoing basis the desirability of a separate compensation committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

Communicating with Our Directors

Shareholders may contact any or all of our directors directly by writing to them at Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, CA 95035.

Report of the Audit Committee of the Board of Directors

The material in this report shall not be deemed to be (i) “soliciting material,”(ii) “filed” with the SEC,(iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed  incorporated by reference into any filing of Sierra Monitor Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent we specifically incorporate the report by reference into such filing.

The Audit Committee has reviewed and discussed the Company's audited financial statements and financial reporting processes with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”), the Company's current independent registered public accounting firm, is responsible for performing an independent audit of the financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee reviews and monitors these processes and receives reports from Squar Milner and Company management.  Although the Company, as a small business issuer, is not yet subject to Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX”), the Audit Committee also discussed with Squar Milner the overall scope and plans of its audits, their evaluation of the Company's internal controls in the normal course of their audit  and the overall quality of the Company's financial reporting processes.

The Audit Committee has discussed with Squar Milner those matters required to be discussed by Statement of Auditing Standards No. 61, as amended ("Communication With Audit Committees").  The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls in the normal course of their audit (although the Company, as a small business issuer, is not yet subject to SOX Section 404), and the overall quality of the Company’s financial reporting.  Squar Milner has discussed with the Audit Committee that firm's independence from management and the Company and provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") on March 7, 2007.  The Audit Committee held four meetings during fiscal year 2006.

The Audit Committee has also considered whether Squar Milner's provision of non-audit services (such as tax-related services) to the Company would be compatible with maintaining the independence of Squar Milner with respect to the Company and its management.  No such services were provided to the Company in the year ended December 31, 2006.

Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2006, and that Squar Milner be appointed as the independent registered public accounting firm for the Company for fiscal year 2007.  The foregoing report is respectfully submitted by the following members of the Company's Board of Directors, who constitute the Audit Committee:

C. Richard Kramlich, Chairman

Jay T. Last

Robert C. Marshall

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2007. Squar Milner previously audited the Company’s financial statements from fiscal year 2002 through the fiscal year ended December 31, 2006.

It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

The aggregate fees billed for professional accounting services by Squar Milner for the fiscal years ended December 31, 2006 and 2005 are as follows:

Audit Fees

The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the fiscal year 2006, and for their audit of the annual financial statements for the year ended December 31, 2006, were $55,000.  The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the fiscal year 2005, and for their audit of the annual financial statements for the year ended December 31, 2005, were $58,000.

Tax Fees

There were no fees billed by Squar Milner for tax services in the fiscal years 2006 and 2005 as the Company engaged another firm for tax preparation/consulting.

All Other Fees

During fiscal year 2006, the Company did not engage Squar Milner to provide research services regarding SEC filing requirements.  During fiscal year 2005, the Company did engage Squar Milner to provide research services regarding SEC filing requirements.  The aggregate fees billed for research services for the fiscal year 2005 were $3,938.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All services, whether audit or non-audit services, performed by Squar Milner must be pre-approved by the Audit Committee.  Pre-approval must be obtained before Squar Milner performs the services but cannot be obtained more than a year before performance begins.  Approval can be for general classes of permitted services such as “annual audit services” or “tax consulting services.”  A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved in accordance with these procedures before performance begins.

Percentage of Audit Fees Pre-Approved

During fiscal year 2006, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.  During fiscal year 2005, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

Independence of Squar Milner

The Audit Committee has determined that the accounting advice and tax services provided by Squar Milner are compatible with maintaining Squar Milner’s independence.

Vote Required

Although shareholder ratification of Squar Milner as the Company’s independent registered public accountants is not required by law, as a matter of good corporate governance, we are requesting that our shareholders ratify the appointment.  To ratify the appointment of Squar Milner as the Company’s independent registered public accountants for the fiscal year ending December 31, 2007, the affirmative vote of a majority of shares of the Company’s Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting is required.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

EXECUTIVE OFFICERS

The current executive officers of the Company and their ages are as follows:

Name	Age	Position(s)
Gordon R. Arnold	61	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director
Michael C. Farr	49	Vice President, Operations
Edward K. Hague	45	Vice President, Engineering

Gordon R. Arnold joined Sierra Monitor Corporation, a California corporation (“Old Sierra”) in December 1979 as Operations Manager and Vice President.  He became President in 1984 and Chief Executive Officer in 1985.  In September 1989, Old Sierra merged into UMF, and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President, Chief Executive Officer and Chief Financial Officer since the merger and as the Company’s Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

Michael C. Farr joined Old Sierra in December 1983 as Operations Manager.  He became Vice President, Operations in May 1986. Since the merger between Old Sierra and UMF, Mr. Farr has served as Vice President, Operations of the Company.

Edward K. Hague joined the Company as Engineering Manager in July 1997. He became Vice President, Engineering in October 1997. Mr. Hague has consulted in the field of industrial communications for more than 10 years, initially consulting to Intellution, Inc., a leading process control software company, then to various companies, working on communication architecture design for IBM, Marin Municipal Water District, U.S. Postal Service, PG&E, Boeing and the U.S. Navy.

Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

There are no family relationships between any of the directors or executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Under the SEC’s proxy rules, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

The following table sets forth certain information as of the Record Date, regarding beneficial ownership of our Common Stock by:

each person who is known to us to own beneficially more than 5% of our Common Stock;

each director and each nominee for election as a director of Sierra Monitor;

each executive officer named in the Summary Compensation Table of this Proxy Statement; and

all of our current directors and officers as a group.

The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person and information supplied to us by such person. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days after the Record Date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

Five-Percent Shareholders, Directors and Executive Officers (1)	Amount and Nature of Beneficial Ownership (2)
Five-Percent Shareholders:	Number of Shares	Percent of Total Outstanding
Shires Income plc. c/o Glasgow Investment Managers Sutherland House, 149 St. Vincent Street Glasgow, Scotland G2-5DR	1,549,134	14.0%
Directors and Executive Officers:
C. Richard Kramlich (3)	2,259,494	20.4%
Jay T. Last (4)	2,016,942	18.2%
Gordon R. Arnold (5)	1,223,619	11.1%
Edward K. Hague (6)	680,325	6.2%
Robert C. Marshall (7)	320,171	2.9%
Michael C. Farr (8)	170,850	1.5%
All executive officers and directors as a group (6 persons)	6,671,401(9)	60.3%

(1)

Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.

(2)

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)

Includes 194,316 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.

(4)

Includes 14,200 shares held by Deborah R. Last, Mr. Last’s wife.

(5)

Includes 200,000 shares subject to stock options exercisable within 60 days of the Record Date.

(6)

Includes 450,000 shares subject to stock options exercisable within 60 days of the Record Date.

(7)

Includes 72,917 shares subject to stock options exercisable within 60 days of the Record Date

(8)

Includes 75,000 shares subject to stock options exercisable within 60 days of the Record Date.

(9)

Includes an aggregate of 797,917 shares subject to stock options exercisable within 60 days of the Record Date.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table shows for the fiscal years ended December 31, 2006 and 2005 the compensation of our Chief Executive Officer, the Company’s principal executive officer, and the two other most highly compensated executive officers of the Company not serving as Chief Executive Officer:

Name and Principal Position	Fiscal Year		Salary		Bonus		All Other Compensation		Total
Gordon R. Arnold President, Chief Executive Officer	2006 2005	$ $	82,174 82,613	$ $	1,000 5,000	$ $	107,302 (1) 88,701 (2)	$ $	190,476 176,314
Michael C. Farr Vice President, Operations	2006 2005	$ $	106,800 102,032	$ $	1,000 7,333	$ $	66,789 (3) 48,441 (4)	$ $	174,589 157,806
Edward K. Hague Vice President, Engineering	2006 2005	$ $	171,500 171,963	$ $	1,000 -	$ $	82,066 (5) 45,920 (6)	$ $	254,566 217,883

_________________________

(1)

Represents $106,749 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, and $203 life insurance premium paid in 2006.

(2)

Represents $88,148 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, and $203 life insurance premium paid in fiscal year 2005.

(3)

Represents $66,236 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, and $203 life insurance premium paid in 2006.

(4)

Represents $47,888 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, and $203 life insurance premium, paid in fiscal year 2005.

(5)

Represents $81,513 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, and $203 life insurance premium paid in 2006.

(6)

Represents $45,367 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, and $203 life insurance premium, paid in fiscal year 2005.

Outstanding Equity Awards at Fiscal 2006 Year-End

The following table provides the specified information concerning the number of outstanding equity awards held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2006.  No options were granted to the Company’s executive officers during the fiscal year ended December 31, 2006.

Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Gordon Arnold (1)	50,000		0	$ 0.56	4/8/2008	-	-	-	-
Gordon Arnold (2)	100,000		0	$ 1.48	10/15/2011	-	-	-	-
Gordon Arnold (3)	50,000		0	$ 0.26	10/16/2012	-	-	-	-
Gordon Arnold (4)		25,000	0	$ 1.50	3/6/2017	-	-	-	-
Michael Farr (5)	25,000		0	$ 0.56	4/8/2008	-	-	-	-
Michael Farr (6)	25,000		0	$ 1.48	10/15/2011	-	-	-	-
Michael Farr (7)	25,000		0	$ 0.26	10/16/2012	-	-	-	-
Michael Farr (8)		25,000	0	$ 1.5	3/6/2017	-	-	-	-
Edward Hague (9)	100,000		0	$0.38	10/12/2007	-	-	-	-
Edward Hague (10)	100,000		0	$0.56	4/8/2008	-	-	-	-
Edward Hague (11)	100,000		0	$0.50	11/3/2009	-	-	-	-
Edward Hague (12)	100,000		0	$1.48	10/15/2011	-	-	-	-
Edward Hague (13)	50,000		0	$0.26	10/16/2012	-	-	-	-
Edward Hague (14)		25,000	0	$1.50	3/6/2017	-	-	-	-

(1)

Stock options vest ratably over a 4 year period with full vesting complete on 4/8/2003.

(2)

Stock options vest ratably over a 4 year period with full vesting complete on 10/15/2006.

(3)

Stock options vest ratably over a 4 year period with full vesting complete on 10/16/2007.

(4)

Stock options vest ratably over a 4 year period with full vesting complete on 3/6/2012.

(5)

Stock options vest ratably over a 4 year period with full vesting complete on 4/8/2003.

(6)

Stock options vest ratably over a 4 year period with full vesting complete on 10/15/2006.

(7)

Stock options vest ratably over a 4 year period with full vesting complete on 10/16/2007.

(8)

Stock options vest ratably over a 4 year period with full vesting complete on 3/6/2012.

(9)

Stock options vest ratably over a 4 year period with full vesting complete on 10/12/2002.

(10)

Stock options vest ratably over a 4 year period with full vesting complete on 4/8/2003.

(11)

Stock options vest ratably over a 4 year period with full vesting complete on 11/3/2004.

(12)

Stock options vest ratably over a 4 year period with full vesting complete on 10/15/2006.

(13)

Stock options vest ratably over a 4 year period with full vesting complete on 10/16/2007.

(14)

Stock options vest ratably over a 4 year period with full vesting complete on 3/6/2012.

Equity Compensation Plan Information

The following table summarizes information regarding the various stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	1,170,500	$0.76	518,021
Equity compensation plans not approved by security holders	-	-	-
Total	1,170,500	$0.76	518,021

(1) Consists of the Company’s 1996 Stock Plan that expired on March 4, 2006, and the Company’s current 2006 Stock Plan.

Certain Relationships and Related Transactions

There are no family relationships between or among any of the executive officers, directors or any of the nominees referenced in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2006 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC.  Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were timely filed.

OTHER MATTERS

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon R. Arnold

Gordon R. Arnold

Secretary

Milpitas, California

April 27, 2007

SIERRA MONITOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2007 ANNUAL MEETING OF SHAREHOLDERS

May 15, 2007

The undersigned shareholder(s) of Sierra Monitor Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 27, 2007, and hereby appoints Mr. C. Richard Kramlich and Mr. Robert Marshall, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Shareholders of Sierra Monitor Corporation to be held on Tuesday, May 15, 2007 at 2:00 p.m., local time, at the principal offices of the Company located at 1991 Tarob Court; Milpitas, California 95035 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.

 Election of Directors.

☐

FOR all nominees listed below (except as indicated)

☐

WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

Gordon R. Arnold

C. Richard Kramlich

Jay T. Last

Robert C. Marshall

ITEM 2.

Proposal to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

☐ FOR

☐ AGAINST

☐ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED IN ITEM 1, “FOR” THE PROPOSAL LISTED IN ITEM 2, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Typed or Printed Name(s)

Signature

Signature

Title, if applicable

Type and Number of Shares owned

Dated:                                                      , 2007

THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE.  PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.  IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH MUST SIGN.